UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): January 25, 2005

                     MERRILL LYNCH MORTGAGE INVESTORS, INC
             (Exact name of registrant as specified in its charter)


           Delaware                333-112231-12              13-3416059
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                                250 Vesey Street
                       4 World Financial Center 10th Floor
                               New York, NY 10080
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 449-0357

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2004-5HE pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2004 among Merrill Lynch Mortgage Investors, Inc., as Depositor, Countrywide Home Loans Servicing LP, as Servicer, GreenPoint Mortgage Funding Inc., as Servicer, Specialized Loan Servicing, LLC, as Servicer, Chase Manhattan Mortgage Corporation, as Master Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, as Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee.

     On January 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on January 25, 2005 is filed as
               Exhibit 99.1 hereto.

Terwin Mortgage Trust Asset-Backed Certificates,
Series TNTS 2004-5HE
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        JPMORGAN CHASE BANK, N.A., not in its individual capacity but solely as Securities Administrator and Backup Servicer, under the Agreement referred to herein

Date: February 25, 2005   By:    /s/  Pei Huang
                                   --------------------------------------------
                          Name:   Pei Huang
                          Title:   Assistant Vice President

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         January 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on January 25, 2005

         Terwin Mortgage Asset-Backed Certificates Series 2004-5HE
                        Statement To Certificateholders
                                 January 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                  Ending
                Face         Principal                                                          Realized   Deferred    Principal
Class          Value         Balance          Principal         Interest       Total            Losses     Interest     Balance
------------------------------------------------------------------------------------------------------------------------------------
A1A      140,956,000.00    88,728,304.78    11,289,395.15     182,084.04     11,471,479.19      0.00         0.00     77,438,909.63
A1B      122,457,000.00   122,457,000.00             0.00     279,907.79        279,907.79      0.00         0.00    122,457,000.00
M1        20,963,000.00    20,963,000.00             0.00      50,787.23         50,787.23      0.00         0.00     20,963,000.00
M2        16,738,000.00    16,738,000.00             0.00      49,450.33         49,450.33      0.00         0.00     16,738,000.00
M3         4,550,000.00     4,550,000.00             0.00      14,358.73         14,358.73      0.00         0.00      4,550,000.00
R                100.00             0.00             0.00           0.00              0.00      0.00         0.00              0.00
B1         4,713,000.00     4,713,000.00             0.00      16,391.75         16,391.75      0.00         0.00      4,713,000.00
B2         4,388,000.00     4,388,000.00             0.00      15,614.88         15,614.88      0.00         0.00      4,388,000.00
B3         3,900,000.00     3,900,000.00             0.00      17,019.98         17,019.98      0.00         0.00      3,900,000.00
N         18,000,000.00    10,834,298.04       898,489.02      45,142.91        943,631.93      0.00         0.00      9,935,809.02
TOTALS   336,665,100.00   277,271,602.82    12,187,884.17     670,757.64     12,858,641.81      0.00         0.00    265,083,718.65

AXA      140,956,000.00    88,728,304.78             0.00      23,660.88         23,660.88      0.00         0.00    77,438,909.63
AXB      122,457,000.00   122,457,000.00             0.00       3,061.43          3,061.43      0.00         0.00   122,457,000.00
M1X       20,963,000.00    20,963,000.00             0.00       1,048.15          1,048.15      0.00         0.00    20,963,000.00
M2X       16,738,000.00    16,738,000.00             0.00         697.42            697.42      0.00         0.00    16,738,000.00
X                  0.00             0.00             0.00           0.00              0.00      0.00         0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1A     881561HK3       629.47518928    80.09162540     1.29177928    81.38340468          549.38356388      A1A          2.547500 %
A1B     881561FN9     1,000.00000000     0.00000000     2.28576390     2.28576390        1,000.00000000      A1B          2.837500 %
M1      881561FP4     1,000.00000000     0.00000000     2.42270810     2.42270810        1,000.00000000      M1           3.007500 %
M2      881561FQ2     1,000.00000000     0.00000000     2.95437507     2.95437507        1,000.00000000      M2           3.667500 %
M3      881561FR0     1,000.00000000     0.00000000     3.15576484     3.15576484        1,000.00000000      M3           3.917500 %
R       881561HU1         0.00000000     0.00000000     0.00000000     0.00000000            0.00000000      R            2.547500 %
B1      881561HV9     1,000.00000000     0.00000000     3.47798642     3.47798642        1,000.00000000      B1           4.317500 %
B2      881561HW7     1,000.00000000     0.00000000     3.55854148     3.55854148        1,000.00000000      B2           4.417500 %
B3      881561HX5     1,000.00000000     0.00000000     4.36409744     4.36409744        1,000.00000000      B3           5.417500 %
N       881561HY3       601.90544667    49.91605667     2.50793944    52.42399611          551.98939000      N            5.000000 %
TOTALS                  823.58285079    36.20180461     1.99235870    38.19416331          787.38104618

AXA     881561HL1       629.47518928     0.00000000     0.16786004     0.16786004          549.38356388      AXA          0.320000 %
AXB     881561HM9     1,000.00000000     0.00000000     0.02500004     0.02500004        1,000.00000000      AXB          0.030000 %
M1X     881561HP2     1,000.00000000     0.00000000     0.05000000     0.05000000        1,000.00000000      M1X          0.060000 %
M2X     881561HR8     1,000.00000000     0.00000000     0.04166687     0.04166687        1,000.00000000      M2X          0.050000 %
-----------------------------------------------------------------------------------------------------    --------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858

          Principal Remittance Amount                                                                      11,244,030.24

          Scheduled Principal Payments                                                                        229,461.29

          Principal Prepayments                                                                            10,932,193.28
                                Curtailments (Current)                                                         13,832.25
                                Curtailments (Cumulative)                                                     113,856.07

          Repurchase Principal (Current)
                                Balance of Mortgage Loans Repurchased                                               0.00
                                Number of Mortgage Loans Repurchased                                                0.00

          Repurchase Principal (Cumulative)
                                Balance of Mortgage Loans Repurchased                                               0.00
                                Number of Mortgage Loans Repurchased                                                0.00

          Substitution Amounts                                                                                      0.00

          Net Liquidation Proceeds                                                                             82,375.67

          Insurance Proceeds                                                                                        0.00

          Other Principal                                                                                           0.00

          Gross Interest                                                                                    1,667,831.46

          Prepayment Premiums (Current)
                                Number of Loans with Respect to which Prepayment Premiums were Collected                    19.00
                                Balance of Loans with Respect to which Prepayment Premiums were Collected            3,505,368.92
                                Amount of Prepayment Premiums Collected                                                 98,994.11

          Prepayment Premiums (Cumulative)
                                Number of Loans with Respect to which Prepayment Premiums were Collected                   150.00
                                Balance of Loans with Respect to which Prepayment Premiums were Collected           28,345,493.50
                                Amount of Prepayment Premiums Collected                                                784,510.66

Servicing Related Reporting Items
                Recoveries from Prior Loss Determinations (Current)                                                       0.00
                Recoveries from Prior Loss Determinations (Cumulative)                                                    0.00

                Reimbursement of Non-Recoverable Advances Previously Made (Current)                                       0.00
                Reimbursement of Non-Recoverable Advances Previously Made (Cumulative)                                    0.00

                Recovery of Reimbursements Previously Deemed Non-Recoverable (Current)                                    0.00
                Recovery of Reimbursements Previously Deemed Non-Recoverable (Cumulative)                                 0.00

                Servicing Fees                                                                                      113,656.17
                Master Servicing Fees                                                                                 2,273.12

                PMI Fees                                                                                              4,407.16
                Credit Risk Manager Fees                                                                              3,409.69

                Current Monthly Advances                                                                                   N/A
                Total Outstanding Advances                                                                                 N/A

                Initial Number of Loans Outstanding                                                                      1,772

                Initial Aggregate Loan Balance                                                                  307,501,924.44

                Beginning Number of Loans Outstanding                                                                    1,651

                Beginning Aggregate Loan Balance                                                                272,774,804.79

                Ending Number of Loans Outstanding                                                                       1,585

                Ending Aggregate Loan Balance                                                                   261,485,409.64

                Delinquent Mortgage Loans
                                       Group Totals
                                                                                 Principal
                                       Period                Number                Balance              Percentage
                                      0-29 days                   1,461           243,300,868.82                 93.05 %
                                      30-59 days                     46             5,827,001.13                  2.23 %
                                      60-89 days                     10             1,600,030.68                  0.61 %
                                      90-119 days                     3               508,219.21                  0.19 %
                                      120+days                        3               332,681.98                  0.13 %
                                       Total                      1,523           251,568,801.82                 96.21 %

                Bankruptcies
                                      Group Totals
                                                            Principal
                                       Number               Balance                Percentage
                                                13            1,796,970.74                  0.69 %

                Number of Bankruptcies (Current)                                                                            4.00
                Balance of Bankruptcies (Current)                                                                     750,054.41

                Number of Bankruptcies delinquent 30 to 59 days                                                             2.00
                Balance of Bankruptcies delinquent 30 to 59 days                                                      160,174.91
                Number of Bankruptcies delinquent 60 to 89 days                                                             0.00
                Balance of Bankruptcies delinquent 60 to 89 days                                                            0.00

                Number of Bankruptcies delinquent 90 to 119 days                                                            0.00
                Balance of Bankruptcies delinquent 90 to 119 days                                                           0.00
                Number of Bankruptcies delinquent 120+ days                                                                 7.00
                Balance of Bankruptcies delinquent 120+ days                                                          886,741.42

                Foreclosures
                                      Group Totals
                                                            Principal
                                       Number               Balance                Percentage
                                                48            8,026,389.20                  3.07 %

                Number of Foreclosures (Current)                                                                            0.00
                Balance of Foreclosures (Current)                                                                           0.00

                Number of Foreclosures 30 to 59 days                                                                        0.00
                Balance of Foreclosures 30 to 59 days                                                                       0.00


                Number of Foreclosures 60 to 89 days                                                                       12.00
                Balance of Foreclosures 60 to 89 days                                                               1,652,509.38

                Number of Foreclosures 90 to 119 days                                                                      14.00
                Balance of Foreclosures 90 to 119 days                                                              2,075,885.44

                Number of Foreclosures 120+ days                                                                           22.00
                Balance of Foreclosures 120+ days                                                                   4,297,994.38

                REO Properties
                                      Group Totals
                                                            Principal
                                       Number               Balance                Percentage
                                                 1               93,247.88                  0.04 %

                Number of REO Properties (Current)                                                                          0.00
                Balance of REO Properties (Current)                                                                         0.00

                Number of REO Properties 30 to 59 days                                                                      0.00
                Balance of REO Properties 30 to 59 days                                                                     0.00

                Number of REO Properties 60 to 89 days                                                                      0.00
                Balance of REO Properties 60 to 89 days                                                                     0.00

                Number of REO Properties 90 to 119 days                                                                     0.00
                Balance of REO Properties 90 to 119 days                                                                    0.00

                Number of REO Properties 120+ days                                                                          1.00
                Balance of REO Properties 120+ days                                                                    93,247.88

                Book Value of REO Properties                                                                                0.00

                Current Realized Losses                                                                                45,364.91
                Cumulative Realized Losses                                                                             45,364.91

                Gross Weighted Average Coupon                                                                           7.3372 %

                Net Weighted Average Coupon                                                                             6.7928 %

                Weighted Average Remaining Term (Prior Month)                                                                343
                Weighted Average Remaining Term (Current Month)                                                              342

Trigger Event Occurrence                                                                                                        NO
                  Does Rolling 3 Mo Delinq Rate equal or exceed 42% of Required Pct?                                            NO
                  Rolling 3 Month Delinquency Rate                                                                        3.9319 %
                  42% of Required Pct (Effective After Stepdown Date)                                                     8.0792 %

                  Do Cumm Realized Loss as a % of Orig Agg Loan Balance exceed Required Loss Pct?                               NO
                  Cumulative Realized Losses as % of Orig Agg Loan Balance                                                0.0140 %
                  Required Loss Percentage (Effective July 2007)                                                          3.2500 %

O/C Reporting     Minimum Required Overcollateralization Amount                                                       1,625,000.00
                                        Percentage of Initial Aggregate Loan Balance                                        0.50 %
                  Targeted Overcollateralization Amount                                                               6,337,500.01
                                        Percentage of Initial Aggregate Loan Balance                                        1.95 %
                  Ending Overcollateralization Amount                                                                 6,337,500.01
                                        Percentage of Initial Aggregate Loan Balance                                        1.95 %
                  Ending Overcollateralization Deficiency                                                                     0.00
                  Monthly Excess Interest                                                                               844,637.82
                  Net Excess Spread                                                                                         3.84 %
                  Payment to Class X                                                                                          0.00

                  Beginning Balance Capitalized Interest Account                                                         65,562.54
                  Required Withdrawal                                                                                         0.00
                  Ending Balance Capitalized Interest Account                                                            65,562.54

                  Beginning Notional Balance Cap Contract Account                                                   287,277,709.00
                  Withdrawals                                                                                                 0.00
                  Ending Notional Balance Cap Contract Account                                                      280,246,971.00


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

